SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):           March 4, 2011
THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1169 (Commission File Number)	34-0577130 (I.R.S. Employer Identification No.)
1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)
(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     The Timken Company (the “Company”) has prepared an investor presentation to be posted on the Company’s website at www.timken.com and which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibits.

99.1	Investor Slide Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

Date: March 4, 2011

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Investor Slide Presentation.

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